                                                                    EXHIBIT 99.8

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT dated as of January 21, 2005 (this "Agreement"), is executed by CITEL TECHNOLOGIES LIMITED, a company organized under the laws of England and Wales with its chief executive office and principal place of business located at Wheatcroft Business Park, Landmere Lane, Edwalton, Nottingham, United Kingdom, NG12 4DG ("CITEL U.K."), and CITEL TECHNOLOGIES, INC., a Delaware corporation with its chief executive office and principal place of business located at 1420 Fifth Avenue, Suite 1650, Seattle, Washington 98101 ("CITEL U.S." and, together with CITEL U.K., the "CITEL Parties"), and VERSO TECHNOLOGIES, INC., a Minnesota corporation (the "Secured Party").

      WHEREAS, pursuant to Section 4.2(b) of that certain Asset Purchase Agreement, dated January 21, 2005 by and among the Secured Party, certain subsidiaries of the Secured Party, the CITEL Parties, MCK CANADA OPERATIONS INC., a company organized under the laws of the Province of British Columbia (the "Purchase Agreement"), CITEL U.K. and CITEL U.S. executed and delivered to the Secured Party that certain Secured Convertible Promissory Note in original aggregate principal amount of $3,500,000.00 (the "Note") in partial payment of the purchase price payable pursuant to the Purchase Agreement;

      WHEREAS, the CITEL Parties benefit from the loan evidenced by the Note;
and

      WHEREAS, the Note is intended to be secured by a security interest in the Assets and this Agreement is intended to be the Security Agreement referred to in the Note;

      NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the CITEL Parties, the CITEL Parties hereby agree with the Secured Party as follows:

SECTION 1. DEFINITIONS.

      (a) As used herein, the terms "ASSETS" and "INTELLECTUAL PROPERTY" shall have the meanings ascribed thereto in the Purchase Agreement.

      (b) For the purposes of this Agreement:

      "APPLICABLE LAW" means all applicable provisions of constitutions, statutes, laws, rules, regulations and orders of all governmental bodies and all orders, rulings and decrees of all courts and arbitrators.

      "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks in Atlanta, Georgia are authorized or required by law to close.

      "COLLATERAL" means (a) all of the Assets, including the Intellectual Property, except the Assets described in Schedule 1 hereto, to the extent that such Assets are utilized in the products manufactured or sold by the MCK Business as of the Closing, but excluding any derivations thereof developed by or on behalf of the CITEL Parties on or after the date hereof, wherever such Assets are located, and (b) all products and proceeds of or pertaining to the foregoing, including cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by any CITEL Party.

      "DEFAULT" means any of the events specified in the definition of Event of Default, whether or not there has been satisfied any requirement for giving of notice, lapse of time or the happening of any other condition.

      "EVENT OF DEFAULT" means (a) a breach by any CITEL Party of any of its representations or warranties contained herein, or (b) a breach by either CITEL Party signatory to the Note of any of its covenants or agreements contained herein or in the Note, and such breach is not cured within fifteen (15) Business Days after the earlier of (i) such CITEL Party's receipt of written notice of such breach and (ii) such CITEL Party's actual knowledge of such breach.

      "LIEN," as applied to the property of any Person, means any security interest, lien, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, charge, conditional sale or other title retention agreement, or other encumbrance of any kind covering any property of such Person, or upon the income or profits therefrom or any agreement to convey any of the foregoing or any other agreement or interest covering the property of a Person which is intended to provide collateral security for the obligation of such Person.

      "OBLIGATIONS" means, individually and collectively:

            (i) all obligations of the CITEL Parties owing to the Secured Party under or with respect to this Agreement or the Note; and

            (ii) all renewals, substitutions, modifications, extensions and supplements to any of the foregoing.

      "PERMITTED LIENS" means:

            (i) Liens securing taxes, assessments and other governmental charges or levies not yet due and payable unless contested in good faith pursuant to appropriate procedures;

            (ii) Liens securing obligations to materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals, and other similar Liens arising in the ordinary course of business, provided in each such case that the Lien is either not yet due and payable, is contested in good faith pursuant to appropriate procedures, or does not concern a material portion of the Collateral;

            (iii) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar legislation;

            (iv) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, that do not materially detract from the value of such property or impair the use thereof in the business of any CITEL Party;

            (v) Liens in favor of any Senior Creditor (as that term is used in the Note);

            (vi) Liens in favor of the Secured Party;

            (vii) Liens in favor of National Westminster Bank plc pursuant to a mortgage debenture, dated February 13, 1996, or any extension, renewal, refinancing or replacement thereof;

            (viii) Liens arising from pre- or post-judgment attachment, seizure, a writ or distress warrant, levy, or other similar process (A) the enforcement of which is stayed or satisfied within 30 days after entry or (B) which do not secure amounts individually or in the aggregate at any time exceeding $100,000;

            (ix) Liens in favor of banks or other financial institutions arising in connection with deposit accounts held at such institutions; and

            (x) any other Liens not described above arising in the ordinary course of business and securing in the aggregate not more than $100,000 from time to time.

      "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

      "UCC" means the Uniform Commercial Code of the State of New York, as in effect from time to time.

      (c) Unless otherwise set forth herein to the contrary, all terms not otherwise defined herein and which are defined in the UCC are used herein with the meanings ascribed to them in the UCC. However, if a term is defined in
Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9 of the UCC.

SECTION 2. GRANT OF SECURITY. To secure the prompt and complete payment, observance and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the CITEL Parties hereby collaterally assign and pledge to the Secured Party, and grant to the Secured Party a security interest and lien in and to, the Collateral to the extent each CITEL Party has an interest therein. The security interest granted herein shall be second in priority only to the Lien in favor of any Senior Creditor.

SECTION 3. FINANCING STATEMENTS; PPSA FILINGS.

      (a) The CITEL Parties agree to furnish to the Secured Party promptly upon request therefor any information required by part 5 of Article 9 of the UCC or the analogous part of Article 9 of the Uniform Commercial Code of any Uniform Commercial Code jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment.

      (b) With respect to any collateral that resides in Canada, each CITEL Party jointly and severally covenants and agrees with the Secured Party that each CITEL Party shall from time to time forthwith at the request of the Secured Party execute and deliver all such financing statements, schedules, assignments and documents, and do all such further acts and things as may be reasonably required by the Secured Party to: effectively carry out the full intent and meaning of this Agreement; to better evidence and perfect the security interest, lien, assignment and pledge granted hereby pursuant to the Personal Property Security Act (or similar legislation) of any jurisdiction in Canada; or to enforce the security interest, lien, assignment, pledge and remedies provided hereunder, and the CITEL Party hereby irrevocably constitutes and appoints the Secured Party, or any receiver appointed by the court or the Secured Party, the true and lawful attorney of the CITEL Party, with full power of substitution, to do any of the foregoing in the name of the CITEL Party whenever and wherever the Secured Party or any such receiver may consider it to be necessary or expedient.

      (c) With respect to any collateral that resides in the United Kingdom, each CITEL Party jointly and severally covenants and agrees with the Secured Party that the security agreement will be registered at the UK Companies Registry within 21 days of the date hereof.

SECTION 4. OTHER ACTIONS. Further to insure the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, each CITEL Party agrees, in each case at such CITEL Party's own expense, to take any other action reasonably requested by the Secured Party to insure the attachment, perfection and, first priority (subject to Permitted Liens) of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral.

SECTION 5. REPRESENTATIONS AND WARRANTIES REGARDING LEGAL STATUS. The CITEL Parties jointly and severally represent and warrant to the Secured Party as follows: (a) the correct corporate or limited liability company name of each CITEL Party is set forth in the first paragraph of this Agreement, and no CITEL Party conducts business under any trade name other than as set forth on Schedule 5, (b) the Internal Revenue Service taxpayer identification number, as applicable, of each CITEL Party is as set forth on Schedule 5, (c) each CITEL Party is a Person of the type, and is organized in the jurisdiction, set forth in the introductory paragraph hereof, (d) each CITEL Party's principal place of business is accurately set forth in the introductory paragraph hereof, (e) each CITEL Party has the right, power and capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, (f) the execution and delivery and performance by each CITEL Party of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of such CITEL Party, (g) this Agreement has been duly and validly executed and delivered by each CITEL Party and constitutes each CITEL Party's legal, valid and binding obligation, enforceable in accordance with its terms and (h) the execution and delivery of this Agreement by each CITEL Party, the consummation by each CITEL Party of the transactions contemplated herein and the performance of the covenants and agreements of each CITEL Party contained herein will not, with or without the giving of notice or the lapse of time, or both (i) violate or conflict with any of the provisions of the articles or certificate of incorporation or bylaws or other organizational documents of such CITEL Party, (ii) violate, conflict with or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument or other agreement to which such CITEL Party is a party or by which such CITEL Party or any of its assets may be bound or (iii) violate any Applicable Law to which such CITEL Party is a party or by which such CITEL Party or any of its assets may be bound.

SECTION 6. COVENANTS REGARDING LEGAL STATUS. Each CITEL Party covenants with the Secured Party as follows: without providing at least fifteen (15) Business Days' prior written notice to the Secured Party, such CITEL Party will not change (a) its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, or
(b) its type of organization, jurisdiction of organization or other legal structure.

SECTION 7. INTENTIONALLY OMITTED.

SECTION 8. COVENANTS REGARDING COLLATERAL GENERALLY. Each CITEL Party further covenants with the Secured Party as follows: (a) except for items that are not material, and except as permitted by Section 8(h) below, tangible items of the Collateral will be kept at such CITEL Party's principal place of business as set forth in the first paragraph hereof or those locations listed in Schedule 5 hereto, and such CITEL Party will not remove the Collateral from such locations, without providing at least two (2) Business Days' prior written notice to the Secured Party, (b) except for the security interest herein granted and Permitted Liens, such CITEL Party shall own the Collateral free from any Lien, and such CITEL Party shall defend the same against all claims and demands of all persons at any time claiming any such Lien therein, (c) other than Permitted Liens, such CITEL Party shall not pledge, mortgage or create, or suffer to exist any Lien, in the Collateral in favor of any Person other than the Secured Party, (d) except for items that are not material, such CITEL Party shall keep the tangible Collateral in good order and repair, ordinary wear and tear excepted, and will not use the same in violation of any Applicable Law or any policy of insurance thereon, (e) such CITEL Party shall permit the Secured Party, or its designee, to inspect the tangible Collateral during normal business hours upon reasonable prior notice, (f) such CITEL Party will promptly pay when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection therewith, except for such taxes, assessments, governmental charges and levies contested in good faith pursuant to appropriate procedures, (g) such CITEL Party shall use the Collateral in compliance in all material respects with all Applicable Laws and (h) such CITEL Party shall not sell, transfer or otherwise dispose, or offer to sell, transfer or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases of inventory in the ordinary course of business; and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business; and (iii) other sales of tangible items of Collateral that are not material. For purposes of the foregoing clause
(h), the non-exclusive licensing of Collateral constituting Intellectual Property shall not constitute a sale, transfer or disposition of Collateral or an interest therein.

SECTION 9. INSURANCE. The CITEL Parties shall at all times maintain insurance on the Collateral against loss or damage by fire, theft, burglary, pilferage, loss in transit and similar hazards and risks in such minimum amounts and on such terms as the CITEL Parties maintain for their other properties of like kind and character, and in any event, consistent with prevailing business practices for other companies in the CITEL Parties' industry and locations. All such policies shall be issued under policies with the CITEL Parties' existing insurers, or by other or different insurers reasonably acceptable to the Secured Party. All premiums on such insurance shall be paid by the CITEL Parties and certified copies of the policies, or other evidence of insurance reasonably acceptable to the Secured Party, shall be delivered to the Secured Party promptly upon the Secured Party's reasonable request. All insurance policies required under this Section shall contain standard lender's loss payable clauses, naming the Secured Party, as loss payee, and providing that: (i) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, subject to policy terms and conditions; and (ii) such policies and loss payable clauses may not be canceled, materially amended or terminated with respect to the Secured Party unless at least twenty (20) (or in the case of a material amendment or termination, ten (10)) Business Days' prior written notice is given to the Secured Party.

SECTION 10. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

      (a) Expenses Incurred by the Secured Party. In the Secured Party's reasonable discretion, if any CITEL Party fails to do so in accordance with the terms of Sections 8 and 9 hereof, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral (other than Permitted Liens), maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The CITEL Parties agree to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to any CITEL Party or any other person to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

      (b) Secured Party's Obligations and Duties. Anything herein to the contrary notwithstanding, the CITEL Parties shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the CITEL

Party thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of any CITEL Party under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in their possession, under Section 9-207 of the UCC or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

SECTION 11. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. The CITEL Parties shall, at the request and option of the Secured Party during a continuance of an Event of Default, and subject to the rights of holders of Permitted Liens, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party, in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party, or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without demand upon the CITEL Parties, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, each CITEL Party shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by such CITEL Party as trustee for the Secured Party without commingling the same with other funds of such CITEL Party and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

SECTION 12. POWER OF ATTORNEY.

      (a) Appointment and Powers of Secured Party. Each CITEL Party hereby irrevocably constitutes and appoints the Secured Party, and any officer of the Secured Party, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such CITEL Party or in such Person's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such CITEL Party, without notice to or assent by such CITEL Party, to do the following: during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at such CITEL Party's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or advisable to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as such CITEL Party might do, including, without limitation, (A) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, and (B) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral.

      (b) Ratification by the CITEL Party. To the extent permitted by Applicable Law, the CITEL Parties hereby ratify all that said attorneys shall lawfully do or cause to be done in accordance with the terms and by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

      (c) No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Party in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any officers, directors or employees of the Secured Party shall be responsible to any CITEL Party for any act or failure to act, except for the such Person's own gross negligence or willful misconduct.

SECTION 13. RIGHTS AND REMEDIES. During the continuance of an Event of Default, the Secured Party, without any other notice to or demand upon the CITEL Parties, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located or enforcement is sought, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the CITEL Parties can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in their discretion require the CITEL Parties to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the CITEL Parties' principal office(s). Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the CITEL Parties at least ten (10) Business Days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The CITEL Parties hereby acknowledge that ten (10) Business Days' prior written notice of such sale or sales shall be reasonable notice.

SECTION 14. NO WAIVER BY SECURED PARTY, ETC. The Secured Party shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

SECTION 15. SURETYSHIP WAIVERS BY CITEL PARTIES. Each of the CITEL Parties in its capacity as a surety for the other CITEL Parties waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of each description. With respect to both the Obligations and the Collateral, the CITEL Parties assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall not have any duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond any duties imposed by Applicable Law and the Purchase Agreement. The CITEL Parties further waive any and all other suretyship defenses.

SECTION 16. MARSHALLING. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Secured Party hereunder and of the Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that they lawfully may, the CITEL Parties hereby agree that they will not invoke any Applicable Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that they lawfully may, the CITEL Parties hereby irrevocably waive the benefits of all such laws.

SECTION 17. PROCEEDS OF DISPOSITIONS; EXPENSES. The CITEL Parties agree to pay to the Secured Party on demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the UCC, any excess shall be returned to the CITEL Parties. In the absence of final payment and satisfaction in full of all of the Obligations, the CITEL Parties shall remain liable for any deficiency.

SECTION 18. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the CITEL Parties hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the Note for overdue principal.

SECTION 19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 20. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or consent to any departure by the CITEL Parties herefrom shall in any event be effective unless the same shall be in writing and signed by the party or parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 21. NOTICES. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied, couriered or delivered, as follows: if to the CITEL Parties, to their addresses for notices set forth in the Purchase Agreement; if to the Secured Party, to the address for notices of the Secured Party set forth in the Note; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications to the CITEL Parties or the Secured Party shall be deemed given when delivered personally, or faxed (transmission confirmed), or otherwise actually received; shall be deemed given three (3) Business Days after they are mailed by certified mail (postage pre-paid and return receipt requested); and shall be deemed given one (1) Business Day after they are sent by overnight courier service.

SECTION 22. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

SECTION 23. INTENTIONALLY OMITTED.

SECTION 24. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

SECTION 25. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. All Schedules attached hereto are incorporated herein and made a part hereof. This Agreement and all rights and obligations hereunder shall be binding upon the CITEL Parties and their respective successors and assigns, and shall inure to the benefit of the Secured Party and its respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The CITEL Parties acknowledge receipt of a copy of this Agreement.

                           [SIGNATURES ON NEXT PAGE]

      IN WITNESS WHEREOF, each of the Secured Party and the CITEL Parties has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day first above written.

                                       CITEL TECHNOLOGIES LIMITED

                                       By:  /s/ Michael Joseph Robinson
                                           ------------------------------------
                                       Title:   Chief Executive Officer
                                             ----------------------------------

                                       CITEL TECHNOLOGIES LIMITED

                                       By:  /s/ Nicholas G. Gretton
                                           ------------------------------------
                                       Title:   Secretary
                                             ----------------------------------

                                       CITEL TECHNOLOGIES, INC.

                                       By:  /s/ Nicholas G. Gretton
                                           ------------------------------------
                                       Title:   Chief Executive Officer,
                                                President and Secretary
                                             ----------------------------------


                                       VERSO TECHNOLOGIES, INC.

                                       By:  /s/ Juliet M. Reising
                                           ------------------------------------
                                       Title:   Executive Vice President and
                                                Chief Financial Officer
                                             ----------------------------------

                                   SCHEDULE 1

                                   SCHEDULE 5

                                       3
+